SUPPLEMENT TO THE
FIDELITY MASSACHUSETTS MUNICIPAL FUNDS' MARCH 17, 1997
PROSPECTUS
The following changes are effective April 1, 1997:
Fidelity Massachusetts Municipal Income Fund has changed its name to Spartan(registered trademark) Massachusetts Municipal Income Fund.
With respect to Spartan Massachusetts Municipal Income Fund, the minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
With respect to Spartan Massachusetts Municipal Income Fund, the minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums with respect to Spartan Massachusetts Municipal Income Fund. The following information replaces similar information found in "Expenses" on page 6:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 29 for an explanation of how and when these charges apply.
Maximum sales charge on purchases                                None
and reinvested distributions

Deferred sales charge on redemptions                             None

Redemption fee (as a % of amount redeemed on shares held less    None
than 180 days)

Exchange Fee                                                     None

Annual account maintenance fee                                   $12.0
(for accounts under $2,500)                                      0

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page19).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. SPARTAN MA MUNI INCOME
Management fee (after reimbursement)   .38%

12b-1 fee                              None

Other expenses                         .17%

Total fund operating expenses          .55%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated. Figures for Massachusetts Municipal Money Market Fund assume that you leave your account open, and that you close your account at the end of the period.
SPARTAN MA MUNI INCOME
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap for Spartan Massachusetts Municipal Income Fund. FMR will reimburse the fund to the extent that total operating expenses exceed .55%. If this agreement was not in effect, the management fee and total operating expenses would be .39% and .56%, respectively.
The following information replaces similar information found in "Charter" on page 11:
Jonathan Short is manager of Spartan Massachusetts Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.